As filed with the Securities and Exchange Commission on August 27, 2001
                                                 Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               --------------------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  STAPLES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                                  04-2896127
---------------------------------      ------------------------------------
(State or Other Jurisdiction           (I.R.S. Employer Identification No.)
of Incorporation or Organization)

               500 Staples Drive, Framingham, Massachusetts 01702
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

      Staples, Inc. Amended and Restated 1998 Employee Stock Purchase Plan
      --------------------------------------------------------------------
                            (Full title of the plan)

                                 John J. Mahoney
              Executive Vice President, Chief Financial Officer and
                          Chief Administrative Officer
                                  Staples, Inc.
                                500 Staples Drive
                         Framingham, Massachusetts 01702
                                 (508) 253-5000
 ------------------------------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    Copy to:
                              Mark G. Borden, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                                 (617) 526-6000

                                                 Proposed Maximum        Proposed Maximum       Amount of
Title of Securities to    Amount to be           Offering Price Per      Aggregate Offering     Registration Fee
be Registered             Registered             Share                   Price
-----------------------------------------------------------------------------------------------------------------
Staples Common Stock,     2,400,000 (2)          $15.03 (3)              $36,072,000.00 (3)     $7,933.80 (4)
par value $0.0006 per
share(1)


-------------------------------------------------------------------------

(1) Formerly Staples.com Common Stock. Pursuant to a Certificate of Amendment to the Registrant's Certificate of Incorporation approved by the Registrant's stockholders and filed on August 27, 2001, each issued and outstanding share of Staples.com Common Stock (after giving effect to the one-for-two reverse split of the Staples.com

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Common Stock effected by a share exchange on April 5, 2000, and including treasury shares) was reclassified as 0.4396 shares of Staples Common Stock and each outstanding option to purchase shares of Staples.com Common Stock automatically became an option to purchase a number of Staples Common Stock equal to the product of (1) the number of shares of Staples.com Common Stock subject to such option, multiplied by (2) 0.4396, with fractional shares rounded down to the nearest whole number.

(2) Represents 2,400,000 shares of Staples Common Stock reserved for issuance pursuant to future grants under the Registrant's Amended and Restated 1998 Employee Stock Purchase Plan.

(3) Estimated solely for the purpose of calculating the registration fee, and based on the average of the high and low prices of the common stock as reported by the Nasdaq National Market on August 22, 2001, in accordance with Rules 457(c) and (h) of the Securities Act of 1933, as amended.

(4) Pursuant to Rule 457(p) under the Securities Act, the Registrant hereby offsets the registration fee required in connection with this registration statement by the amount of $1,084.20 previously paid in connection with the Registrant's registration statement on Form S-8 (Registration No. 333-90671) filed November 10, 1999 relating to securities registered thereunder that remain unsold.




                      REGISTRATION OF ADDITIONAL SECURITIES

         This Registration Statement is filed pursuant to General Instruction E of Form S-8 for the purpose of registering additional shares of Staples Common
Stock $0.0006 par value, of Staples, Inc., a Delaware corporation (the
"Registrant"), for the Registrant's Amended and Restated 1998 Employee Stock
Purchase Plan.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents, previously filed with the Commission, are incorporated herein by reference.

         (a) The Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2001 (Commission File No. 000-17586).

         (b) The Company's Quarterly Report on Form 10-Q for the quarter ended May 5, 2001 (Commission File No. 000-17586).

         (c)      The Company's Registration Statement on Form S-8 filed on
November 10, 1999 (Registration No. 333-90671).

         (d)      The Company's Registration Statement on Form 8-A filed on
April 10, 1989 (Commission File No. 000-17586).

Item 8.           Exhibits

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

Exhibit No.    Description
-----------    -----------
5.1            Opinion of Hale and Dorr LLP

23.1           Consent of Hale and Dorr LLP (included in Exhibit 5.1)

23.2           Consent of Ernst & Young, LLP

24.1 Power of Attorney (included in the signature pages of this Registration Statement)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on behalf of the undersigned, thereunto duly authorized, in the Town of Framingham, Commonwealth of Massachusetts, on August 27, 2001.

                                          STAPLES, INC.



                                          By:      /s/  Thomas G. Stemberg
                                                   --------------------------
                                                   Thomas G. Stemberg
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Staples, Inc. hereby severally constitute Thomas G. Stemberg, John
J. Mahoney, and Jack A. VanWoerkom, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Staples, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the 27th day of August 2001.


            SIGNATURE                                  CAPACITY
            ---------                                  --------
                                            Chairman of the Board and
      /s/ Thomas G. Stemberg                Chief Executive Officer
      -----------------------------         (Principal Executive Officer)
          Thomas G. Stemberg






                                            Executive Vice President,
                                            Chief Financial Officer and
      /s/ John J. Mahoney                   Chief Administrative Officer
      -----------------------------         (Principal Financial Officer)
          John J. Mahoney




      /s/ Patrick Hickey                    Senior Vice President and
      -----------------------------         Corporate Controller (Principal
          Patrick Hickey                    Accounting Officer)



      /s/ Basil L. Anderson                 Director
      -----------------------------
          Basil L. Anderson



                                            Director
      -----------------------------
          Arthur M. Blank



      /s/ Mary Elizabeth Burton             Director
      -----------------------------
          Mary Elizabeth Burton



      /s/ George J. Mitchell                Director
      -----------------------------
          George J. Mitchell



      /s/ James L. Moody, Jr.               Director
      -----------------------------
          James L. Moody, Jr.



                                            Director
      -----------------------------
          Rowland T. Moriarty



                                            Director
      -----------------------------
          Robert C. Nakasone

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                                            Director
      -----------------------------
          W. Mitt Romney



      /s/ Ronald L. Sargent                 Director
      -----------------------------
          Ronald L. Sargent



      /s/ Martin Trust                      Director
      -----------------------------
          Martin Trust



                                            Director
      -----------------------------
          Paul F. Walsh



                                            Director
      -----------------------------
          Margaret C. Whitman


                                  Exhibit Index


Exhibit No.     Description
-----------     -----------
5.1             Opinion of Hale and Dorr LLP

23.1            Consent of Hale and Dorr LLP (included in Exhibit 5.1)

23.2            Consent of Ernst & Young, LLP

24.1 Power of Attorney (included in the signature pages of this Registration Statement)
